UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Coeur d’Alene Mines Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

COEUR D’ALENE MINES CORPORATION
505 FRONT AVENUE, POST OFFICE BOX I, COEUR D’ALENE, IDAHO 83814
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on Tuesday, May 12, 2009
The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/cde

BAR CODE
RESTRICTED
AREA
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 28, 2009 to facilitate timely delivery.

Dear Coeur d’Alene Mines Corporation Shareholder:
The 2009 Annual Meeting of Shareholders of Coeur d’Alene Mines Corporation (the “Company”) will be held at The Coeur d’Alene Resort and Conference Center, Second Street and Front Ave., Coeur d’Alene, Idaho 83814, on Tuesday, May 12, 2009, at 9:30 a.m. (local time).
     Proposals to be considered at the 2009 Annual Meeting:
(1)	to elect nine Directors to serve until the 2010 annual meeting of shareholders of the Company;

(2)	to vote on approval of an amendment to the Company’s Restated and Amended Articles of Incorporation to reduce the par value of shares of common stock of the Company from $1.00 per share to $0.01 per share;

(3)	to vote to authorize the Board of Directors to effect a reverse stock split of all issued and outstanding shares of common stock of the Company at a stock split ratio of 1-for -10;

(4)	subject to the approval by shareholders of Item 3, to vote on approval of an amendment to the Company’s Restated and Amended Articles of Incorporation to change the number of authorized shares of common stock of the Company from 750 million shares to 150 million shares;

(5)	to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009; and

(6)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
The Board of Directors recommends a vote “FOR” Items 1 through 5.
The Board of Directors makes no recommendation with respect to Item 6.
The Board of Directors has fixed the close of business on March 19, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the 2009 Annual Meeting or any adjournment(s) or postponement(s) thereof.
CONTROL NUMBER
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You may vote your proxy
when you view the materials on the Internet.	è
You will be asked to enter this 11-digit control number

45837

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the 2009 Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found at
http://phx.corporate-ir.net/phoenix.zhtml?c=86472&p=irol-irhome
Meeting Location:
The Coeur d’Alene Resort and Conference Center
Second Street and Front Ave.
Coeur d’Alene, ID 83814
The following materials are available for you to review online:
•	the Company’s 2009 Proxy Statement (including all attachments thereto);
•	the Proxy Card;
•	the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688),
Email :	shrrelations@bnymellon.com
Internet	http://bnymellon.mobular.net/bnymellon/cde.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The Proxy Materials for Coeur d’Alene Mines Corporation are available to review at:
http://bnymellon.mobular.net/bnymellon/cde
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

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